As filed with the Securities and Exchange Commission on March 21, 2017

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

KemPharm, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	20-5894398
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

2500 Crosspark Road, Suite E126

Coralville, IA 52241

(Address of principal executive offices) (Zip code)

2014 Equity Incentive Plan

_____________________________________

(Full title of the plan)

Travis C. Mickle, Ph.D.

President and Chief Executive Officer

KemPharm, Inc.

2500 Crosspark Road, Suite E126

Coralville, IA 52241

(319) 665-2575

(Name and address of agent for service) (Telephone number, including area code, of agent for service)

Copies to:

Brent B. Siler Matthew P. Dubofsky Cooley LLP 380 Interlocken Crescent, Suite 900 Broomfield, CO 80021 (720) 566-4000	R. LaDuane Clifton Chief Financial Officer, Secretary and Treasurer KemPharm, Inc. 2500 Crosspark Road, Suite E126 Coralville, IA 52241 (319) 655-2575

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.0001 per share	585,879 shares	$4.15	$2,431,397.85	$281.80

(1)

Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s common stock, par value $0.0001 (the “Common Stock”) that become issuable under the 2014 Equity Incentive Plan (the “2014 Plan”) by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of the Registrant’s outstanding shares of Common Stock.

(2)

Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) promulgated under the Securities Act. The offering price per share and the aggregate offering price are based upon the average high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Market on March 16, 2017. The chart below details the calculations of the registration fee:

Securities	Number of Shares	Offering Price Per Share (2)	Aggregate Offering Price
Additional shares reserved for future grant under the 2014 Plan	585,879	$4.15 (2)	$2,431,397.85
Proposed Maximum Aggregate Offering Price			$2,431,397.85
Registration Fee			$281.80

Explanatory Note

This Registration Statement on Form S-8 is being filed for the purpose of registering an additional 585,879 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2014 Plan.

INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION

STATEMENT ON FORM S-8

The Registrant is hereby registering an additional 585,879 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2014 Plan. The contents of the Registration Statement on Form S-8 (File No. 333-203703), as filed with the Securities and Exchange Commission (the “Commission”) on April 29, 2015, are incorporated herein by reference and made a part of this Registration Statement.

ITEM 8.     EXHIBITS

Exhibit Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation, as currently in effect.
4.2(2)	Amended and Restated Bylaws, as currently in effect.
4.3(3)	Specimen stock certificate evidencing shares of Common Stock.
4.4(4)	2014 Equity Incentive Plan.
4.5(5)	Form of Stock Option Grant Notice and Stock Option Agreement under 2014 Equity Incentive Plan.
4.6(6)	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under 2014 Equity Incentive Plan.
5.1	Opinion of Cooley LLP.
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.
23.2	Consent of Cooley LLP (included in Exhibit 5.1).
24.1	Power of Attorney (included on the signature page of this Form S-8).

(1)	Previously filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-36913), filed with the Commission on April 21, 2015, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K (File No. 001-36913), filed with the Commission on April 21, 2015, and incorporated by reference herein.
(3)

Previously filed as Exhibit 4.2 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-202660), filed with the Commission on April 9, 2015, and incorporated by reference herein.

(4)	Previously filed as Exhibit 4.7 to the Registrant’s Registration Statement on Form S-8 (File No. 333-203703), filed with the Commission on April 29, 2015, and incorporated by reference herein.
(5)	Previously filed as Exhibit 10.15 to the Registrant’s Registration Statement on Form S-1 (File No. 333-202660), filed with the Commission on March 11, 2015, and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.16 to the Registrant’s Registration Statement on Form S-1 (File No. 333-202660), filed with the Commission on March 11, 2015, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Coralville, State of Iowa, on this 21st day of March, 2017.

KEMPHARM, Inc.

By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Travis C. Mickle, Ph.D. and R. LaDuane Clifton, and each or any one of them, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Travis C. Mickle
Travis C. Mickle, Ph.D.	President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	March 21, 2017
/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA	Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)	March 21, 2017
/s/ Timothy J. Sangiovanni
Timothy J. Sangiovanni, CPA	Vice President, Corporate Controller (Principal Accounting Officer)	March 21, 2017
/s/ Danny L. Thompson
Danny L. Thompson	Director	March 21, 2017

/s/ Matthew R. Plooster
Matthew R. Plooster	Director	March 21, 2017

/s/ Richard W. Pascoe
Richard W. Pascoe	Director	March 21, 2017

/s/ Joseph B. Saluri
Joseph B. Saluri	Director	March 21, 2017

/s/ David S. Tierney
David S. Tierney	Director	March 21, 2017

EXHIBIT INDEX

Exhibit Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation, as currently in effect.
4.2(2)	Amended and Restated Bylaws, as currently in effect.
4.3(3)	Specimen stock certificate evidencing shares of Common Stock.
4.4(4)	2014 Equity Incentive Plan.
4.5(5)	Form of Stock Option Grant Notice and Stock Option Agreement under 2014 Equity Incentive Plan.
4.6(6)	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under 2014 Equity Incentive Plan.
5.1	Opinion of Cooley LLP.
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.
23.2	Consent of Cooley LLP (included in Exhibit 5.1).
24.1	Power of Attorney (included on the signature page of this Form S-8).

(1)	Previously filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-36913), filed with the Commission on April 21, 2015, and incorporated by reference herein.
(2)	Previously filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K (File No. 001-36913), filed with the Commission on April 21, 2015, and incorporated by reference herein.
(3)

Previously filed as Exhibit 4.2 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-202660), filed with the Commission on April 9, 2015, and incorporated by reference herein.

(4)	Previously filed as Exhibit 4.7 to the Registrant’s Registration Statement on Form S-8 (File No. 333-203703), filed with the Commission on April 29, 2015, and incorporated by reference herein.
(5)	Previously filed as Exhibit 10.15 to the Registrant’s Registration Statement on Form S-1 (File No. 333-202660), filed with the Commission on March 11, 2015, and incorporated by reference herein.
(6)	Previously filed as Exhibit 10.16 to the Registrant’s Registration Statement on Form S-1 (File No. 333-202660), filed with the Commission on March 11, 2015, and incorporated by reference herein.

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